UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 14, 2023, Safe & Green Holdings Corp. (the “Company”), convened its Special Meeting of Stockholders (the “Special Meeting”). The purpose of the Special Meeting was described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 14, 2023 (the “Proxy Statement”).

As of June 9, 2023, the record date of the Special Meeting, there were 15,935,009 issued and outstanding shares of common stock entitled to vote at the Special Meeting. Present in person or by proxy at the Special Meeting were more than one-third of the issued and outstanding capital stock entitled to vote at the Special Meeting, which constituted a quorum.

The final voting results for Proposal No. 2, as described in the Proxy Statement, are set forth below.

Proposal No. 2: The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt Proposal No. 1 (the “Adjournment Proposal”). The proposal was approved by a vote of stockholders as follows:

Proposal 2. Adjournment Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,137,948	1,181,870	41,952

In accordance with the authority granted pursuant to Proposal No. 2, the Special Meeting was adjourned in order to allow additional time for stockholders to vote on Proposal No. 1 as described in the Proxy Statement, which is to are, respectively, to approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of its common stock from 25,000,000 to 75,000,000 and decrease the par value of its authorized shares of preferred stock from $1.00 per share to $0.01 per share. The adjourned Special Meeting will be reconvened at 10:00 a.m. Eastern Time on July 31, 2023, at the New York City office of Blank Rome LLP, 1271 Avenue of the Americas, 17th Floor, New York, New York 10020.

The record date for the Special Meeting remains June 9, 2023. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company strongly encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2023 (the “Proxy Statement”) and other proxy materials relating to the Special Meeting, which are available free of charge on the SEC’s website at martial.

During the current adjournment, the Company will continue to solicit votes from its stockholders with respect to Proposal 1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: July 20, 2023	By:	/s/ Paul Galvin
		Name:	Paul Galvin
		Title:	Chairman and Chief Executive Officer

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